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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2002


                          Discover Card Master Trust I
                          -----------------------------
               (Exact name of registrant as specified in charter)



        Delaware                  0-23108               51-0020270
        --------                  -------               ----------
       (State of                (Commission           (IRS Employer
      Organization)            File Number)          Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                          19720
-----------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report: Not Applicable

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Item 5. Other Events

            Series 2002-4. On October 17, 2002, $750,000,000 aggregate principal amount of Series 2002-4 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2002-4 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of October 17, 2002, for Series 2002-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Banc of America Securities LLC, ABN AMRO Incorporated and HSBC Securities
                  (USA) Inc., dated October 8, 2002.

Exhibit 4.1 Series Supplement with respect to Series 2002-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of October 17, 2002.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 17, 2002.

Exhibit 4.3 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2002-4, dated as of October 17, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Discover Card Master Trust I
                                  (Registrant)

                                 By:  Discover Bank
                                      (Originator of the Trust)


Date:  October 17, 2002               By: /s/ Michael F. Rickert
                                          -------------------------
                                          Michael F. Rickert
                                          Vice President, Chief Accounting
                                          Officer and Treasurer

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                                INDEX TO EXHIBITS

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Banc of America Securities LLC, ABN AMRO Incorporated and HSBC Securities
                  (USA) Inc., dated October 8, 2002.

Exhibit 4.1 Series Supplement with respect to Series 2002-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of October 17, 2002.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 17, 2002.

Exhibit 4.3 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2002-4, dated as of October 17, 2002.

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